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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)          January 21, 1999
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                              JUST FOR FEET, INC.
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            (Exact name of registrant as specified in its charter)


Delaware                              0-23570                     52-2098043
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(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                            identification No.)


7400 Cahaba Valley Road, Birmingham, Alabama                         35242
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code          (205) 408-3000
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                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 8. CHANGE IN FISCAL YEAR.
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     On January 21, 1999, the Board of Directors of Just For Feet, Inc. (the
"Company") changed the fiscal year end of the Company from January 31 to the Saturday closest to January 31. For interim reporting purposes, the Company's first, second and third quarters will end on the Saturday closest to April 30, July 31 and October 31. The Company will file an Annual Report on Form 10-K for the year ending January 30, 1999 instead of January 31, 1999.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JUST FOR FEET, INC.


                                             By: /s/ Eric L. Tyra
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                                                 Eric L. Tyra
                                                 Chief Financial Officer


Dated: January 21, 1999
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